QUAKER® INVESTMENT TRUST	Supplement dated May 5, 2008
to the Prospectus and Statement of Additional
Information Dated October 29, 2007

QUAKER CORE EQUITY FUND
QUAKER SMALL-CAP GROWTH FUND
QUAKER CORE VALUE FUND
(COLLECTIVELY THE “FUNDS”)

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus and Statement of Additional Information.

Effective April 30, 2008, shareholders approved the liquidation and dissolution of the Funds. All references to the Funds in this Prospectus and Statement of Additional Information are hereby deleted.

QKPSGC 052008